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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 26, 2003

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)


       Delaware                     333-103927              13-3416059
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    (State or other                (Commission            (IRS Employer
    jurisdiction of                File Number)        Identification No.)
    incorporation)


               250 Vesey Street
      4 World Financial Center 10th Floor
              New York, New York                           10080
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   (Address of principal executive offices)               Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)
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ITEM 5. Other Events.

         The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-103927 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $284,235,100.00 in aggregate principal amount Class A, Class X, Class S, Class M-1, Class M-2, Class B-1, Class B-2 and Class R Certificates of its Specialty Underwriting and Residential Finance Trust, Mortgage Loan Asset-Backed Certificates, Series 2003-BC2 on June 26, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated May 27, 2003, as supplemented by the Prospectus Supplement, dated June 24, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of June 1, 2003, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class X, Class S, Class M-1, Class M-2, Class B-1, Class B-2 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $284,235,684.70 as of June 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.
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ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  1.1 Terms Agreement, dated June 23, 2003, between Merrill Lynch Mortgage Investors, Inc., as Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Underwriter.

                  4.1 Pooling and Servicing Agreement, dated as of June 1, 2003, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Litton Loan Servicing LP, as Servicer and JPMorgan Chase Bank, as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2003, between Merrill Lynch Mortgage Lending, Inc., as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By:      /s/ Matthew Whalen
                                                  -----------------------
                                         Name:    Matthew Whalen
                                         Title:   President

Date: July 10, 2003
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                                  EXHIBIT INDEX

Exhibit No.                                         Description                                  Page No.
-----------                                         -----------                                  --------
1.1                 Terms Agreement, dated June 23, 2003, between Merrill Lynch Mortgage
                    Investors, Inc., as Depositor and Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated, as Underwriter.

4.1                 Pooling and Servicing Agreement, dated as of June 1, 2003, among Merrill
                    Lynch Mortgage Investors, Inc., as Depositor,  Litton Loan Servicing LP,
                    as Servicer and JPMorgan Chase Bank, as Trustee.

99.1                Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2003, between Merrill Lynch Mortgage Lending, Inc., as Seller and Merrill Lynch
                    Mortgage Investors, Inc., as Purchaser.